SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: March 16, 2005
(Date of Earliest Event Reported)

TARRAGON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

NEVADA (State or other jurisdiction of incorporation)	0-8003 (Commission File No.)	94-2432628 (I.R.S. Employer Identification No.)

1775 Broadway, 23rd Floor
New York, New York 10019
(Address of principal executive offices)

212-949-5000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02. Results of Operations and Financial Condition.

     On March 16, 2005, Tarragon Corporation (“Tarragon” or the “Company” or the “Issuer”) issued a Press Release reporting its results for the fiscal year ended December 31, 2004 and announcing a plan to sell a substantial portion of the assets in its rental portfolio which is also known as its investment division to redeploy the capital to support further expansion of its homebuilding division. A copy of the Press Release is attached hereto as Exhibit “99.1.”

     The information contained in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     The following is filed herewith as an exhibit or incorporated by referenced as indicated below:

Exhibit
Designation	Description of Exhibit
99.1*	Press Release dated March 16, 2005.

*Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2005	TARRAGON CORPORATION
	By:	/s/ Erin D. Pickens

Erin D. Pickens, Executive Vice President and Chief Financial Officer